Supplement dated March 3, 2025
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Acorn Trust
Columbia Acorn® Fund	5/1/2024
Effective immediately (unless a different date is otherwise noted), the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The information in the Fees and Expenses table and under the heading "Example" in the “Fees and Expenses of the Fund” section of the Summary Prospectus and in the “Summary of the Fund – Fees and Expenses of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Classes Inst, Inst2, Inst3 and S
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00%(a)	1.00%(b)	None

Annual Fund Operating Expenses(c) (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Inst	Class Inst2	Class Inst3	Class S
Management fees(d)	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%	0.00%
Other expenses(d)	0.13%	0.13%	0.13%	0.09%	0.05%	0.13%
Total annual Fund operating expenses(e)	1.10%	1.85%	0.85%	0.81%	0.77%	0.85%
Less: Fee waivers and/or expense reimbursements(f)	(0.03%)	(0.03%)	(0.03%)	(0.03%)	(0.03%)	(0.03%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.07%	1.82%	0.82%	0.78%	0.74%	0.82%
(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)
This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)
Expenses have been restated based on estimated amounts for the Fund's current fiscal year.
(d)
Management fees include an advisory fee of 0.67% and administrative services fee of 0.05%. As a result of combining those fees as management fees, other expenses do not include administrative services fee.
(e)
“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
(f)
Columbia Wanger Asset Management, LLC (the Investment Manager) and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2027, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.07% for Class A, 1.82% for Class C, 0.82% for Class Inst, 0.78% for Class Inst2, 0.74% for Class Inst3 and 0.82% for Class S. Any difference in these annual rates relative to the annual rates noted in the last row of the above table (e.g., net expense ratios) are due to applicable exclusions under the agreement.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■
you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■
your investment has a 5% return each year, and
■
the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
SUP110_12_012_(03/25)

Class C shares’ 10-year cost examples below reflect the Class C shares' 8-year conversion policy.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first two years of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$678	$899	$1,141	$1,833
Class C (assuming redemption of all shares at the end of the period)	$285	$576	$995	$1,968
Class C (assuming no redemption of shares)	$185	$576	$995	$1,968
Class Inst (whether or not shares are redeemed)	$84	$265	$465	$1,043
Class Inst2 (whether or not shares are redeemed)	$80	$252	$444	$996
Class Inst3 (whether or not shares are redeemed)	$76	$240	$422	$948
Class S (whether or not shares are redeemed)	$84	$265	$465	$1,043
The rest of the section remains the same.
The first sentence under "Other Expenses" in the "FUNDamentals” callout box in the sub-section "Additional Investment Strategies and Policies - Understanding Annual Fund Operating Expenses" in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
“Other expenses” consist of the fees the Fund pays to its custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses.
The rest of the section remains the same.
The first two paragraphs, and the table therein, under the heading “Additional Investment Strategies and Policies — Fee Waiver/Expense Reimbursement Arrangements” in the “More Information About the Fund” section of the Prospectus are hereby superseded and replaced with the following:
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2027, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:
Columbia Acorn Fund
Class A	1.07%
Class C	1.82%
Class Inst	0.82%
Class Inst2	0.78%
Class Inst3	0.74%
Class S	0.82%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
The rest of the section remains the same.

SUP110_12_012_(03/25)

The information under the heading "Board of Trustees” in the “More Information About the Fund” section of the Prospectus and the information under the heading "Shareholder Communications with the Board" on the back cover page of the Prospectus are hereby deleted.
The third paragraph under the heading “Primary Service Provider Contracts – The Investment Manager” in the “More Information About the Fund" section of the Prospectus is hereby revised to add the following:
In February 2025, the Board approved a reduction in the advisory fee rates payable to the Investment Manager by the Fund. The new advisory fee, which became effective March 1, 2025, is equal to 0.74% of the Fund’s net assets on the first $500 million, gradually reducing to 0.61% as the Fund's net assets increase.
The rest of the section remains the same.
Effective April 1, 2025, the information under the heading "Primary Service Provider Contracts – The Transfer Agent” in the “More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Columbia Management Investment Services Corp. is a registered transfer agent and wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 290 Congress Street, Boston, MA 02210, and its responsibilities include processing purchases, redemptions and exchanges of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged SS&C GIDS, Inc. to provide various shareholder or “sub-transfer agency” services. In addition, the Transfer Agent enters into agreements with various financial intermediaries through which you may hold Fund shares, pursuant to which the Transfer Agent pays these financial intermediaries for providing certain shareholder services. Depending on the type of account, the Fund pays the Transfer Agent a per account fee or a fee based on the assets invested through omnibus accounts, and reimburses the Transfer Agent for certain out-of-pocket expenses, including certain payments to financial intermediaries through which shares are held.
The rest of the section remains the same.
Effective April 1, 2025, the information under the heading "Financial Intermediary Compensation” in the “Choosing a Share Class" section of the Prospectus is hereby superseded and replaced with the following:
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Funds attributable to that financial intermediary; gross sales of the Funds attributable to that financial intermediary; reimbursement of ticket charges (fees that a financial intermediary charges its representatives for effecting transactions in Fund shares); or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, Marketing Support Payments to any one financial intermediary are generally between 0.01% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the financial intermediary. The Distributor, the Investment Manager and their affiliates may at times make payments with respect to a Fund or the Columbia Funds generally on a basis other than those described above, or in larger amounts, when dealing with certain financial intermediaries. Not all financial intermediaries receive Marketing Support Payments. The Distributor, the Investment Manager and their affiliates do not make Marketing Support Payments with respect to Class Inst3 shares.
In addition, the Transfer Agent has certain arrangements in place to compensate financial intermediaries, including other Ameriprise Financial affiliates, that hold Fund shares through networked and omnibus accounts, including omnibus retirement plans, for services that they provide to beneficial Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares. Generally, each Fund pays the Transfer Agent a per account fee or a percentage of the average aggregate value of shares per annum maintained in omnibus or networked accounts up to the lesser of the amount charged by the financial intermediary or a channel-specific or share class-specific cap established by the Board from time to time. Fee amounts in excess of the amount paid by the Fund are borne by the Transfer Agent, the Investment Manager and/or their affiliates. For Class Inst3 shares, the Transfer Agent does not pay financial intermediaries for Shareholder Services, except that for Class Inst3 shares of Columbia Ultra Short Term Bond Fund (formerly an unnamed share class of the Fund), the Transfer Agent makes Shareholder Services payments to a financial intermediary through which shares of this class were held (under its former unnamed share class name) as of November 30, 2018, and the Fund does not compensate the Transfer Agent for any Shareholder Services provided by financial intermediaries.

SUP110_12_012_(03/25)

In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by the Securities and Exchange Commission (the SEC) and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor, the Investment Manager or their affiliates have agreed to make Marketing Support Payments and pay Shareholder Services fees.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive for recommending the Fund or a particular share class over others.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

SUP110_12_012_(03/25)